Exhibit 10.16

Certain identified information has been excluded because it is both not material and would likely cause competitive harm if publicly disclosed.

FIRST AMENDMENT TO THE

RESEARCH AND LICENSE AGREEMENT

This First Amendment to the Research and License Agreement (the “First Amendment”) is made on this 3rd day of January 2020 (the “Effective Date”) by and between:

YISSUM RESEARCH DEVELOPMENT COMPANY OF THE HEBREW UNIVERSITY OF JERUSALEM, LTD., of Hi Tech Park, Edmond J. Safra Campus, Givat Ram, Jerusalem 91390, Israel (“Yissum”) of the first part; and

VIRPAX PHARMACEUTICALS, INC., of 101 Lindenwood Drive, Suite 225, Malvern, PA 19355 USA (the “Company”), of the second part;

(each of Yissum and the Company, a “Party”, and collectively the “Parties”)

WHEREAS:	The Parties signed a Research and License Agreement as of August 11, 2019 (the “Agreement”); and

WHEREAS:	the Parties wish to amend the Agreement to add new research to be sponsored by the Company in the laboratory of the Researcher (the “Additional Research”), as set forth below.

NOW THEREFORE THE PARTIES DO HEREBY AGREE AS FOLLOWS:

1.	Interpretation and Definitions

1.1.	The preamble and exhibits annexed to this First Amendment constitute an integral part hereof and shall be read jointly with its terms and conditions.

1.2.	Capitalized terms set forth in this First Amendment and which are not defined, shall have the meaning ascribed thereto in the Agreement.

1.3.	Unless otherwise indicated herein, the terms and conditions of the Agreement shall remain without any change and shall continue to be binding and in full force and effect.

1.4.	The headings of the sections in this First Amendment are for the sake of convenience only and shall not serve in the interpretation of the First Amendment.

2.	The Additional Research

2.1.	The Company hereby undertakes to finance performance of the Additional Research in accordance with the program, budget and payment schedule annexed to this Amendment as Appendix Bl (the “Additional Research Program”), or any amendment thereof. For the avoidance of doubt the additional Research Fees shall not be paid until The Company has received grant funding and shall be subject to payment schedule in Appendix B1.

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2.2.	The results of the Additional Research (the “Additional Research Results”) shall be added to the Licensed Technology.

2.3.	The terms and conditions of Section 2 of the License Agreement shall apply to the Additional Research and the Additional Research Program, mutatis mutandis.

3.	Miscellaneous

3.1.	The Development Plan. In conformance with the requirements of the Agreement, the Company has annexed its Development Report to this First Amendment as Appendix C to the Agreement.

3.2.	Continuing Effect. Except as specifically provided in and required by this First Amendment, the terms and conditions of the Agreement shall remain in full force and effect.

3.3.	Counterparts. This First Amendment may be executed in any number of counterparts and by different Parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same First Amendment. Executed copies of the signature pages of this First Amendment sent by facsimile or transmitted electronically in Portable Document Format (“PDF”), or any similar format, shall be treated as originals, fully binding and with full legal force and effect, and the Parties waive any rights they may have to object to such treatment

IN WITNESS WHEREOF THE PARTIES HAVE SET THEIR HANDS

YISSUM	VIRPAX PHARMACEUTICALS INC.

/s/ Dr. Itzik Goldwaser	/s/ Anthony P. Mack
Dr. Itzik Goldwaser	Anthony P. Mack
CEO of Yissum	CEO & Chairman

/s/ Shani Bullock
Shani Bullock
VP BD, Healthcare Yissum

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Appendix Bl

THE ADDITIONAL RESEARCH PROGRAM

Anti-opiates project- Additional Research Program (to the submitted

NIH grant) {Yirpax RES 202 Project)

[**]

Total Budget:

Staffing	[**]
Equipment, Dissolution Systems	[**]
Disposables (Chemicals, etc.)	[**]
Laboratory Services (e.g. electron microscopy & other services	[**]
Subtotal	[**]
HUJ Overhead (35%)	[**]
Total	[**]

Additional Research Services Fee Payment Schedule:

	Date of Payment	Amount
First Payment	Within fifteen (15) days of receipt of grant funding by Company.	$ [**] (includes all of equipment line)
Second Payment	Within forty-five (45) days of receipt of grant funding by Company.	[**]
Third Payment	Within ninety (90) days of receipt of grant funding by Company.	[**]
Fourth Payment	Within one hundred and twenty (120) days of receipt of grant funding by Company.	[**]

YISSUM	VIRPAX PHARMACEUTICALS, INC.

/s/ Dr. Itzik Goldwaser	/s/ Anthony P. Mack
Dr. Itzik Goldwaser	Anthony P. Mack
CEO of Yissum	CEO and Chairman

/s/ Shani Bullock
Shani Bullock
VP Business Development and Healthcare Yissum

I the undersigned, Prof. Yechezkel Barenholz, have reviewed, am familiar with and agree to all of the above terms and conditions. I hereby undertake to cooperate fully with Yissum in order to ensure its ability to fulfill its obligations hereunder, as set forth herein.

Prof. Yechezkel Barenholz	Date signed

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Second Payment	Within forty-five (45) days ofreceipt of grant funding by Company.	[**]
Third Payment	Within ninety (90) days of receipt of grant funding by Company.	[**]
Fourth Payment	Within one hundred and twenty (120) days of receipt of grant funding by Company.	[**]

YISSUM	VIRPAX PHARMACEUTICALS, INC.

By:	/s/ Anthony P. Mack
Name:	Anthony P. Mack
Title:	CEO and Chairman

I the undersigned, Prof. Yechezkel Barenholz, have reviewed, am familiar with and agree to all of the above terms and conditions. I hereby unde1take to cooperate fully with Yissum in order to ensure its a· 1ity to fulfill its obligations hereunder, as set forth herein.

8/1/2020
Prof. Yechezkel Barenholz	Date signed

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Appendix C

THE DEVELOPMENT PLAN

YISSUM	VIRPAX PHARMACEUTICALS, INC.

/s/ Dr. Itzik Goldwaser	/s/ Anthony P. Mack
Dr. Itzik Goldwaser	Anthony P. Mack
CEO of Yissum	CEO and Chairman

/s/ Shani Bullock
Shani Bullock
VP Business Development and Healthcare Yissum

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